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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       September 15, 2000
                                                 -------------------------------
                               Register.com, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                        0-29739                 11-3239091
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

  575 Eighth Avenue, 11th Floor, New York, New York                 10018
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       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (212) 798-9100
                                                   -----------------------------
                                 Not applicable.
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          (Former name or former address, if changed since last report)
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         On September 29, 2000, Register.com, Inc. filed a Current Report on
Form 8-K to report its acquisition of Afternic.com, Inc. on September 15, 2000. This Amendment is filed to provide the financial information required by Item 7 to be filed within 60 days after the date the initial report on Form 8-K was required to be filed. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on September 29, 2000.

Item 7: Financial Statements and Exhibits

        (a)    Financial statements of business acquired.

               The following financial statements of Afternic.com, Inc. are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

               (i) Report of Independent Accountants.

               (ii) Balance sheets at December 31, 1999 and June 30, 2000 (unaudited).

               (iii) Statements of Operations for the period from Inception (September 10, 1999) to December 31, 1999 and for the six months ended June 30, 2000 (unaudited).

               (iv) Statement of Changes in Stockholders' Deficit for the period from Inception (September 10, 1999) to December 31, 1999 and for the six months ended June 30, 2000 (unaudited).

               (v) Statement of Cash Flows for the period from Inception (September 10, 1999) to December 31, 1999 and for the six months ended June 30, 2000 (unaudited).

               (vi) Notes to Financial Statements.

        (b)    Pro forma financial information.

               The following pro forma financial statements of Register.com, Inc. are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

               (i) Unaudited Pro Forma Combined Financial Information.

               (ii) Unaudited Pro Forma Combined Balance Sheet as of June 30, 2000.

               (iii) Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1999.

               (iv) Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2000.

               (v) Notes to Unaudited Combined Financial Information.

        (c)    Exhibits

        2.1* Agreement and Plan of Merger and Reorganization, dated as of September 15, 2000, by and among Register.com, Inc., RCOM Acquisition Corp. II, Afternic.com, Inc., eXtraActive Incorporated and the Stockholders of Afternic.com, Inc. identified on Schedule 1 thereto.

        4.3.3* Registration Rights Agreement dated September 15, 2000.

        23.1   Consent of Independent Accountants.

        99.1*  Press Release dated September 15, 2000.

        99.2 Afternic.com, Inc. audited financial statements for the period from Inception (September 10, 1999) to December 31, 1999 and unaudited financial statements for the six months ended June 30, 2000.

        99.3 Register.com, Inc. unaudited pro forma combined financial statements.

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*Incorporated by reference to the identically numbered exhibit to the Current
 Report on Form 8-K filed on September 29, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Register.com, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               REGISTER.COM, INC.
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                                                  (Registrant)

    November 29, 2000                           /s/ Jack S. Levy
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          Date                   Jack S. Levy, General Counsel and Secretary
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                                  EXHIBIT INDEX

Exhibit                             Description
Number
 2.1* Agreement and Plan of Merger and Reorganization, dated as of September 15, 2000, by and among Register.com, Inc., RCOM Acquisition Corp. II, Afternic.com, Inc., eXtraActive Incorporated and the Stockholders of Afternic.com, Inc. identified on Schedule 1 thereto.

 4.3.3*        Registration Rights Agreement dated September 15, 2000.

 23.1          Consent of Independent Accountants.

 99.1*         Press Release dated September 15, 2000.

 99.2 Afternic.com, Inc. audited financial statements for the period from Inception (September 10, 1999) to December 31, 1999 and unaudited financial statements for the six months ended June 30, 2000.

 99.3 Register.com, Inc. unaudited pro forma combined financial statements.

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*Incorporated by reference to the identically numbered exhibit to the Current
Report on Form 8-K filed on September 29, 2000.